XPO to Acquire New Breed Completes Acquisition of ACL July 29, 2014 Exhibit 99.2

Forward-Looking Statements Disclaimer
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the company’s full year 2014 and full year 2017 financial targets. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate,"
"believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection,"
"forecast," "goal," "guidance," "outlook," "effort," "target" or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.
These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include those discussed in XPO’s filings with the SEC and the following: economic conditions generally;
competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the acquisitions of New Breed and ACL, including the expected impact on XPO's results of operations; the ability to obtain the requisite regulatory approvals and the satisfaction of other conditions to consummation of the New Breed transaction; the ability to realize anticipated synergies and cost savings with respect to acquired companies; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including New Breed’s and ACL’s management teams;
litigation, including litigation related to alleged misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s networks of third-party transportation providers; the ability to retain XPO’s and acquired companies’ largest customers; XPO’s ability to successfully integrate New Breed, ACL and other acquired businesses; rail and other network changes; weather and other service disruptions;
and governmental regulation. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO or its businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and XPO undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

One of the Largest 3PLs in North America
We facilitate over 31,000 deliveries per day
#4 freight brokerage firm and Top 50 logistics company
#3 provider of intermodal services
#1 provider of cross-border Mexico intermodal
#1 manager of expedited shipments
#1 provider of last-mile logistics for heavy goods
International and domestic freight forwarder
Growing presence in managed transportation and LTL
Sources for rankings: Transport Topics, Journal of Commerce and company data

Clearly Defined Strategy for Value Creation
Acquire companies that bring value and are highly scalable
Significantly scale up and optimize existing operations
Open cold-starts where sales recruitment can drive revenue
We are ahead of plan in transforming XPO Logistics into
a leading multi-modal supply chain provider

Completed 12 strategic acquisitions and established
23 cold-starts in less than three years
Created leading-edge recruiting and training programs
Introduced scalable IT platform
Added national operations centers for shared services, carrier procurement and last-mile operations
Stratified customers, assigned a single point of contact to each
Created a culture of passionate on-time performance
Disciplined focus on operational excellence
Precise Execution of Growth Plan

Massive Commitment to Shipper Satisfaction
Integrated network with cross-company visibility
148 locations in the U.S., Canada, Mexico, Asia and Europe
Approximately 3,100 employees
Relationships with an additional 27,000 vetted carriers
Access to 60,000 miles of network rail routes
More than 3,600 owner-operator trucks under contract for drayage, expedited and last mile subsidiaries
New Breed will add approximately 6,800 employees and
71 locations

Significant Growth Embedded in XPO’s Model
Strategic accounts: market to large shippers
Cold-starts: expand footprint in markets with best access
to sales talent
Scale and productivity: recruit sales reps and provide state-
of-the-art training and IT
Supply chain offering: build leadership positions in the
fastest-growing areas of logistics
Performance: become the logistics partner of choice due to
our relentless focus on on-time pickup and delivery
M&A program: focus on the top 100 pipeline prospects

Leading Positions in High-Growth Sectors
Sources: Armstrong & Associates, Norbridge, Inc., EVE Partners LLC, FTR Associates, SJ Consulting Group, Inc.,
Bureau of Economic Analysis, US Department of Commerce
Sector
Market
Size
($ billions)
Projected
Growth
(x GDP)
Growth Drivers
Truck brokerage $50 2-3 times Outsourcing and technology
Intermodal $15 3-5 times
Long-haul rail efficiencies and
near-sourcing of
manufacturing in Mexico
Heavy goods,
last-mile
$13 5-6 times Outsourcing and e-commerce

9 Major Coverage: U.S., Mexico and Canada Source: Company data Serving over Manufacturing Retail Commercial Life Sciences Food and Beverage Governmental 14,000 customers

Planned Acquisition of New Breed
Compelling reasons for the transaction
Will be transformational for XPO’s scale and value proposition
– Combined company of approximately 10,000 employees and
over 200 locations
– Most differentiated supply chain offering for end-to-end solutions
Capitalizes on trend toward outsourcing reverse logistics,
transportation management, lean manufacturing and aftermarket support, and other contract logistics services
Will create significant cross-selling opportunities with XPO strategic accounts, New Breed customers and their vendors
Source: XPO Logistics and New Breed company data

New Breed Is a Preeminent Provider
Leads the most desirable sector of contract logistics
Complex, highly engineered solutions for blue chip customers
– Very stable relationships with low cyclicality
Focuses on high-growth industries
– Technology, telecom, e-commerce, aerospace and defense,
medical equipment and select areas of manufacturing
16% revenue CAGR for the past 10 years
Sources: New Breed company data
Operations will continue to be led by Louis DeJoy, New Breed’s visionary CEO

New Breed’s Attractive Financial Model
Lucrative non-asset based model in line with XPO’s strategy
19% adjusted EBITDA CAGR over the past 10 years
38% return on invested capital (FY 2013) (1)
71% free cash flow conversion (FY 2013) (2)
Approximately 99% contractual revenue renewal rate over the
past three years
Low capex requirements (4.2% of revenue in FY 2013) and
largely devoted to IT development
(1) Free cash flow conversion equals EBITDA minus capex, divided by EBITDA.
(2) Return on invested capital equals ongoing operations EBIT divided by the sum of net working capital and net PP&E.
Source: New Breed company data

Industry-defining Technology
Integration of proprietary IT will create strong differentiation
Combination of two robust managed transportation solutions
– XPO NLM is the largest web-based manager of expedited
shipments in North America
– New Breed’s transportation management system uses
sophisticated tools for dynamic freight optimization, routing guide management and carrier selection
– XPO will gain over 300 IT professionals from the combination, doubling XPO’s IT workforce
Sources: XPO Logistics and New Breed company data

Details of the New Breed Transaction
$615 million cash purchase price
Adds approximately $597 million of revenue and $77 million of adjusted EBITDA (trailing 12 months ended June 30, 2014)
Multiple of approximately 8.0 times trailing 12 months
adjusted EBITDA
XPO has obtained committed transaction financing from Credit
Suisse AG, Morgan Stanley Senior Funding, Inc., Citigroup Inc.
and Deutsche Bank AG for a total of up to $645 million in senior secured term loan facilities
Transaction is expected to close in Q3 2014, subject to
satisfaction of customary closing conditions

Acquisition of Atlantic Central Logistics
Compelling reasons for the transaction
Non-asset, multi-regional, last mile logistics provider
Pipeline still active for last mile acquisitions
Moves high volumes of e-commerce purchases for
mega-companies
Adds approximately 160 employees, 14 locations and 650
contracted trucks to XPO
Complementary delivery schedules allow XPO Last Mile to
leverage combined capacity

Details of the ACL Transaction
$36.5 million cash purchase price
Multiple of approximately 5.9 times trailing 12 months
adjusted EBITDA
Adds approximately $63 million of revenue and $6.2 million of adjusted EBITDA (trailing 12 months ended June 30, 2014)
Transaction completed July 28, 2014

Acquired Pacer in March 2014
Gained instant scale in North American intermodal
– Third largest provider of intermodal services
– #1 provider of cross-border Mexico intermodal, with
30 years’ experience
– Access to 60,000 miles of network rail routes
– Decades-deep relationships with the railroads
Added $980 million of revenue (FY 2013), 31 locations and
approximately 800 employees
Sources: SJ Consulting Group, Inc., Bureau of Economic Analysis, US Department of Commerce
and
company data

Major Intermodal Market Opportunity
$15 billion sector in North America
One of the fastest-growing areas of transportation logistics
Enables shippers to lower transportation costs for freight
traveling 600 miles or more
Sources: SJ Consulting Group, Inc., FTR Associates and company data
Growing at three to five times GDP
Rail is more fuel-efficient than truckload for long haul
Intermodal can lower shipper’s cost by up to 20%
Growing at three to five times GDP

High-Growth Cross-Border Mexico Sector
Mexico is fast becoming the manufacturers’ country of choice for near-shoring
– Competitively priced labor force
– Faster speed-to-market than overseas locales
– Can be more cost effective than cross-border truckload
– Growth driven by billions of dollars invested by major
manufacturers, Mexican government and the rails
Large opportunity to covert to intermodal: an estimated
2.8 million trucks move cross-border each year
Sources: AlixPartners and company data

Integration of Intermodal Is Driving Results
XPO now manages approximately 10% of all domestic
intermodal loads in North America
Stronger value proposition as a large, single-source supply
chain partner with deep capacity
Energetically cross-selling intermodal to XPO customer base, and selling full service range to intermodal customers
Q2: intermodal revenue up 11.7% and volume up 7.5% YOY
On track to realize $15 million of targeted synergies from
integration
Source: Company data

Rebranded as XPO Last Mile
Largest provider of last-mile logistics for heavy goods home delivery in North America
Facilitates approximately 7 million last-mile deliveries per year
Leading, proprietary software for workflow and customer
experience management
Strong customer-centric culture built by experienced leaders who now run the business for XPO
Acquired 3PD in August 2013
Source: Company data

XPO Last Mile serves one of the fastest-growing sectors of
non-asset, third party logistics
– Heavy goods home delivery growing at five to six times GDP
– Strong tailwinds from e-commerce and outsourcing
$13 billion market for heavy goods home deliveries
– Only 30% currently going through 3PLs
Highly fragmented with many small, regional providers
Last Mile’s Exciting Market Potential
Sources: Norbridge, Inc. and EVE Partners LLC

Capitalizing on major advantages of scale and growing
– Cost efficiencies, productivity, access to trucks, rigorous quality control systems, expertise
Acquired Optima Service Solutions in November 2013
– Highly scalable supplier, leading arranger of last mile
installations of large appliances and electronics
Acquired Atlantic Central Logistics in July 2014
XPO Has a Strong Platform for Last Mile
Source: Company data

Rebranded as XPO NLM
#1 web-based expediter, made XPO the #1 manager of
expedited shipments in North America
Manages an annual run rate of more than three quarters of a
billion dollars of gross transportation spend
– Online auction system proprietary to XPO
– Carriers bid on loads that are awarded electronically
Benefits from trend toward just-in-time inventories, and
supply chain disruptions
Acquired NLM in December 2013

Focused Sales and Marketing Effort
Differentiate XPO by providing a passionate commitment to
customer satisfaction across a range of services
Single point of contact for each customer
– Strategic accounts team marketing to largest 2,000 shippers
– National accounts team focused on next largest
5,000 companies
– Branch network expands our reach to hundreds of
thousands of small and medium-sized shippers
Capture more of the $32 billion less-than-truckload opportunity
Sources: SJ Consulting Group, Inc., company data

One common IT platform for freight brokerage in all cold-starts and acquired companies
Proprietary freight optimizer tools for pricing and load-covering put in place in 2012
Highly scalable load execution and tendering via automated
load-to-carrier matching
Total IT budget of more than $70 million for 2014 (1)
Increasing Productivity through Technology
(1)  Includes full year IT budget for Pacer

23 cold-starts
– 11 in freight brokerage, including Kansas City opened
in March; 11 in freight forwarding; one in expedited
Freight brokerage cold-starts on an annual revenue run rate
of more than $220 million
– Up from $90 million 12 months ago
Low capital investment can deliver outsized returns
Hire strong industry veterans as branch presidents
Position in prime recruitment areas and scale up
Growth through Cold-starts

Founded and led four highly successful companies,
including world-class public corporations
United Rentals:
Built world’s largest equipment rental company
United Waste:
Created 5th largest solid waste business in North America
Hamilton Resources:
Grew global oil trading company to ~$1 billion
Amerex Oil Associates:
Built one of world’s largest oil brokerage firms
United Rentals stock outperformed S&P 500 by 2.2x from 1997 to 2007
United Waste stock outperformed S&P 500 by 5.6x from 1992 to 1997
CEO Bradley S. Jacobs

Highly Skilled Management Team
Partial list
The full management team can be found on www.xpologistics.com
Troy Cooper
Chief Operating Officer
Paul Smith
President, Intermodal division
Karl Meyer
Chief Executive Officer, XPO Last Mile
Chris Healy
President, Expedited Transportation
John Hardig
Chief Financial Officer
Tom Connolly
Senior Vice President, Acquisitions
Dave Rowe
Chief Technology Officer
Mario Harik
Chief Information Officer
Julie Luna
Chief Commercial Officer
Scott Malat
Chief Strategy Officer
Gordon Devens
General Counsel
United Rentals, United Waste
Pacer International
Boyd Brothers, Caliber Logistics, Roberts Express
Stifel Nicolaus, Alex. Brown
EVE Partners
Echo Global Logistics
Oakleaf Waste Management
AutoNation, Skadden Arps
Goldman Sachs, UBS, JPMorgan Chase
Pacer International, Union Pacific
3PD, Inc., Home Depot

Deep Bench of Industry Experience Partial list
Lou Amo
Vice President, Operational Initiatives
Jake Schnell
Sr. Operational Process and Integration Manager
Jenna Sargent
Regional Sales and Operation Manager
Evan Laskaris
Director of Operations, Chicago
Bud Workmon
President, XPO Last Mile
Jim Commiskey
Strategic Accounts Manager
Greg Ritter
Senior Vice President, Strategic Accounts
Doug George
Branch President, Dallas
Will O’Shea
Chief Sales and Marketing Officer, XPO Last Mile
Andrew Armstrong
Sales and Operations Manager
Drew Wilkerson
Branch President, Charlotte
3PD, Inc., Cardinal Logistics
Electrolux, Union Pacific, Odyssey Logistics
C.H. Robinson
OHL, Schneider Logistics
AFN, CEVA Logistics, Menlo
Pacer International, UPS, Menlo
Knight Brokerage, C.H. Robinson
AFN, Ryder Integrated Logistics
Livingston International, Echo Global Logistics
C.H. Robinson
3PD, Inc., Ryder Integrated Logistics, Cardinal Logistics

Revenue trajectory
– 2011 revenue of $177 million
– Currently at approximately
$2.3 billion annual revenue run rate
Q2 growth company-wide,
2014 vs. 2013
– Organic growth up 49%
– Gross revenue up 324%
– Net revenue up 530%
Organic growth in freight
brokerage up 67%
Revenue and Margin Growth
Gross Revenue ($ millions)
+324%
$137
$581
Q2 '13 Q2 '14

Key Financial Statistics
Expedited Transportation Freight Brokerage Freight Forwarding
Q2 Revenue Growth by Business Unit, 2014 vs. 2013
Revenue ($ millions)
+417%
+37%
+180%
$95
$493
Q2 '13 Q2 '14
$26
$36
Q2 '13 Q2 '14
$19
$54
Q2 '13 Q2 '14

33 First 30 Months of Growth Strategy 2012 2013 2014 Revenue ($ millions) $45 $55 $71 $109 $114 $137 $194 $257 $282 $581 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

Full year 2014
Annual revenue run rate of at least $3 billion by December 31
Annual EBITDA run rate of at least $150 million by December 31
Full year 2017
EBITDA of at least $425 million
Financial Targets

Incentivized XPO Management
Equity ownership aligns management team with shareholders
Management and directors own approx. 29% of the company (1)
(1) Based on SEC beneficial ownership calculation as of June 30, 2014
(2) Dilutive effect of warrants calculated using treasury method (avg. closing price of $26.41 for the 3 months ending 6/30/14); total warrant proceeds of $74.0 million
(3) Assumes conversion in full of $120.7 million in aggregate principal amount of outstanding 4.50% convertible senior notes due 2017
(4)
Common Stock Equivalent Capitalization as of 6/30/14
Common Shares 52.6 million
Preferred Shares 10.5 million
Warrants (Strike Price $7 per share) 10.6 million (7.8 million dilutive)
(2)
Convertible Senior Notes 7.3 million shares
(3)
Stock Options and RSUs 1.2 million shares dilutive
(4)
Fully Diluted Shares Outstanding 79.4 million shares
Dilutive effect of outstanding RSUs and stock options calculated using treasury method (avg. closing price of $26.41 for the 3 months ending 6/30/14)

Significant growth embedded in XPO’s business model
Leading positions in fastest-growing areas of transportation
Compelling value proposition as a multi-modal, single-source provider
Passionate culture of on-time performance and productivity
Top management talent with skills that uniquely fit XPO’s
growth strategy
Clear Path for Significant Value Creation